JPMORGAN INCOME FUNDS
JPMorgan Strategic Income Opportunities Fund
(All Share Classes)
(a series of JPMorgan Trust I)

Supplement dated March 23, 2009
to the Prospectuses dated, August 11, 2008,
as supplemented November 28, 2008

Effective immediately, the following paragraphs of the Strategic Income Opportunities Fund (the “Fund”) prospectuses are deleted in their entirety and replaced with the following:

The eleventh paragraph under the “What are the Fund’s main investment strategies?” section of the Fund, which follows the “Cash/Short Duration” paragraph, is replaced with the following:

The adviser uses both security selection and derivatives to adjust allocations among each of the above strategies/sectors. For each strategy/sector, dedicated sector specialists provide security research and recommendations to the lead portfolio manager. The Fund’s investments will not necessarily be allocated among all six strategies/sectors at any given time. Rather, the Fund uses a flexible asset allocation approach that permits the adviser to invest in a single strategy/sector or only a few strategies/sectors, consistent with the limitations identified above. Due to the Fund’s flexible allocation approach, the Fund’s risk exposure may vary and a risk associated with an individual strategy/sector may become more pronounced when the fund utilizes a single strategy/sector or only a few strategies/sectors.

The first paragraph under the “Investment Process” section of the Fund is replaced with the following:

JPMIM allocates the Fund’s assets among six investment strategies using a value-oriented and opportunistic approach that considers the expected risk/return balance of each of the strategies. The lead portfolio manager will establish and monitor the strategy allocation for the Fund and utilize the research and insight of dedicated sector specialists in making day-to-day decisions regarding securities to be bought or sold by the Fund. Taking a long-term approach, such specialists look for individual investments that they believe will perform well over market cycles. Individual securities are recommended to the lead portfolio manager after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction. The co-managers of the Fund work closely with the lead portfolio manager to oversee the decision making and day-to-day operations of the Fund.

The paragraphs under “The Portfolio Managers” section of the Fund are replaced with the following:

William Eigen, Managing Director and CFA charterholder, is the lead portfolio manager who has been primarily responsible for the day-to-day management of the Fund since its inception. In his role as lead portfolio manager for the Fund, he is responsible for establishing and monitoring the strategy allocation for the Fund within and among sectors and utilizing the research and insight of dedicated sector specialists in making day-to-day decisions regarding securities to be bought or sold by the Fund. Mr. Eigen has been the head of Core Plus and Absolute Return Fixed Income strategies at JPMIM since April 2008. In addition to his role as portfolio manager for the Fund, he has also served as portfolio manager for Highbridge Capital Management, LLC (“Highbridge”), an indirect majority owned subsidiary of JPMorgan Chase, since August 2005. Prior to his position with Highbridge, Mr. Eigen served as an analyst and lead portfolio manager at Fidelity Investments from 1994 to 2005 where he was responsible for managing multi-sector income strategies.

Timothy Neumann, Managing Director and CFA charterholder, and Jarred A. Sherman, Vice President and CFA charterholder, are co-managers of the Fund. The co-managers work closely with the lead portfolio manager to oversee the day-to-day operations of the Fund. Mr. Neuman is an employee of JPMIM since 1997, and Mr. Sherman since 1999. Both work with Mr. Eigen on Absolute Return strategies.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SIO-309